                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D. C. 20549

                                        SCHEDULE 14A
                                       (Rule 14a-101)

                          INFORMATION REQUIRED IN PROXY STATEMENT
                                 SCHEDULED 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the Securities
                    Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                         [ X ]
Filed by a Party other than the Registrant      [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec.240.14a-12

                                     Edison International
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           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:
______________________________________________________________________________

     (2)    Aggregate number of securities to which transaction applies:
______________________________________________________________________________

     (3)    Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
______________________________________________________________________________

     (4)    Proposed maximum aggregate value of transaction:
______________________________________________________________________________

     (5)    Total fee paid:
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[   ]   Fee paid previously with preliminary materials.
______________________________________________________________________________
[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)    Amount previously paid:
_____________________________________________________________________________
     (2)    Form, Schedule or Registration Statement No.
_____________________________________________________________________________
     (3)    Filing Party:
_____________________________________________________________________________
     (4)    Date Filed:
_____________________________________________________________________________

The following e-mail was sent to all Edison International Employees on March 12, 2010:

Subject: Availability of Proxy Materials

To: Edison International Employees

The Edison International and SCE Joint Proxy Statement for the annual meeting of shareholders to be held on April 22, 2010 and the 2009 Annual Report (the "proxy materials") are available on our website at: www.edison.com/annualmeeting.

If you are a shareholder, unless you previously requested a paper or e-mail copy of the proxy materials, you will receive a Notice in the mail with instructions on how to access the proxy materials and vote your shares on the Internet.  You will not receive a paper copy of the proxy materials unless you request it by following the instructions provided on your Notice.  Making the proxy materials available to shareholders on the Internet saves us the cost of printing and mailing documents and will reduce the impact of our annual meeting on the environment.

Please watch for your Notice in the mail.  It will be mailed to your home or other address on the account(s) where your shares are held.  If you hold your shares in a brokerage account, the Notice will come in an envelope from your broker.

The Notice will contain the control numbers you need to vote your shares.  If you receive a paper or e-mail copy of the proxy materials, the control numbers will be on the proxy card or in the e-mail.  If you receive more than one Notice or proxy card, it means that your shares are held in more than one account.  Use the control numbers provided on each Notice or proxy card to ensure that all of your shares are voted.

Employees who own Edison International shares are encouraged to take an active role in the governance of our company and vote their shares.

If you hold stock options, restricted stock units or deferred stock units, you will not receive a Notice and are not entitled to vote these securities.  However, employees who hold these securities may request a paper copy of the Edison International proxy materials at no charge by contacting the SCE Law Department, Corporate Governance, at 2244 Walnut
Grove Avenue, P.O. Box 800, Rosemead, CA 91770, or at (626) 302-2662.

Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary